NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
GENERAL INFORMATION
ELECTION OF DIRECTORS
THE BOARD OF DIRECTORS AND ITS COMMITTEES
PROPOSAL TO AMEND CONSUMERS BANCORP’S AMENDED AND RESTATED ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED COMMON SHARES FROM ONE MILLION TO TWO MILLION FIVE HUNDRED THOUSAND
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE COMPENSATION
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
CERTAIN TRANSACTIONS AND RELATIONSHIPS
INDEPENDENT PUBLIC ACCOUNTANTS
AUDIT COMMITTEE REPORT
2002 SHAREHOLDER PROPOSALS
ANNUAL REPORT
OTHER BUSINESS
MISCELLANEOUS
APPENDIX A
PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

SCHEDULE 14A

(Rule 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
(Amendment No.      )

Filed by the Registrant

Filed by a Party other than the Registrant

Check the appropriate box:

Preliminary Proxy Statement	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
Definitive Proxy Statement Definitive Additional Materials
Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.

CONSUMERS BANCORP, INC.

(Name of Registrant as Specified in its Charter)

XXXXXXXXXXXXXXXX

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

No fee required.

  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

  Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1) Amount Previously Paid:

      (2) Form, Schedule or Registration Statement No.:

      (3) Filing Party:

      (4) Date Filed:

CONSUMERS BANCORP, INC.
614 East Lincoln Way
P.O. Box 256
Minerva, Ohio 44657

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

October 17, 2001

To our Shareholders:

Notice is hereby given that the Annual Meeting of Shareholders of Consumers Bancorp, Inc. will be held at the main offices of Consumers National Bank, 614 East Lincoln Way, Minerva, Ohio, on Wednesday, October 17, 2001, at 9:00 a.m., for the following purposes:

1.	To elect four directors, each to serve for a three-year term expiring in 2004;

2.	To approve an amendment to Consumers Bancorp, Inc.’s Amended and Restated Articles of Incorporation to increase the number of Consumers Bancorp, Inc.’s authorized common shares from one million to two million five hundred thousand; and

3.	For the transaction of any other business that may properly come before the meeting or any adjournment thereof.

Shareholders of record at the close of business on August 20, 2001 shall be entitled to notice of and to vote at the meeting and any adjournment thereof.

By Order of the Board of Directors

MARK S. KELLY President Chief Executive Officer

Minerva, Ohio
September 17, 2001

We urge you to sign and return the enclosed proxy as promptly as possible whether or not you plan to attend the meeting in person. If you attend the meeting and so desire, you may withdraw your proxy by giving a written notice of revocation and vote in person.

CONSUMERS BANCORP, INC.
614 East Lincoln Way
P.O. Box 256
Minerva, Ohio 44657

PROXY STATEMENT

GENERAL INFORMATION

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Consumers Bancorp, Inc. (“Consumers Bancorp”) for use at the Annual Meeting of Shareholders to be held at the main offices of Consumers Bancorp, 614 East Lincoln Way, Minerva, Ohio, on Wednesday, October 17, 2001, at 9:00 a.m.

      This Proxy Statement and the accompanying proxy are first being mailed to shareholders on or about September 17, 2001. It is contemplated that solicitation of proxies generally will be by mail. However, officers or employees of Consumers Bancorp or Consumers National Bank, a wholly owned subsidiary of Consumers Bancorp, may also solicit proxies by telephone or facsimile without additional compensation. The costs associated with the solicitation of proxies will be paid by Consumers Bancorp.

      Shareholders of record at the close of business on August 20, 2001 are entitled to notice of and to vote at the Annual Meeting. As of August 20, 2001, 716,827 Consumers Bancorp common shares, no par value, were issued and outstanding. Each shareholder will be entitled to one vote for each common share on all matters that come before the Annual Meeting.

      Proxies solicited by the Board of Directors will be voted in accordance with the instructions given, unless revoked. Where no instructions are provided, all properly executed proxies will be voted (1) for the election to the Board of Directors of all nominees for director named in this Proxy Statement; (2) for the proposal to amend Consumers Bancorp’s Amended and Restated Articles of Incorporation to increase Consumers Bancorp’s authorized common shares; and (3) at the discretion of the holders of the proxies on such other business that may properly come before the meeting or any adjournment thereof.

      The holders of two-thirds of the outstanding common shares present in person or by proxy shall constitute a quorum. Abstentions and broker non-votes will be counted in establishing the quorum, but they will have the effect of a vote against the proposal to amend the Amended and Restated Articles of Incorporation. A proxy may be revoked at any time before it is voted by written notice to Consumers Bancorp, by submission of a later dated proxy or by voting in person at the meeting. Any written notice revoking a proxy should be sent to Mrs. Theresa Linder, Secretary, Consumers Bancorp, Inc., P.O. Box 256, Minerva, Ohio 44657.

ELECTION OF DIRECTORS

      At present, the Board of Directors consists of nine members. The Board of Directors is divided into three classes as nearly equal in number as possible. The directors in each class are elected for terms of three years so that at each Annual Meeting the term of office of one class of directors expires.

      The terms of office of Class I directors John P. Furey, J.V. Hanna, James R. Kiko, Sr. and Walter J. Young will expire at the Annual Meeting upon the election of their successors. Messrs. Furey, Hanna, Kiko and Young have been nominated by the Board of Directors to serve as Class I directors for three-year terms that will expire at the 2004 Annual Meeting upon the election of their successors. Additional information concerning the nominees for director and the directors and executive officers of Consumers Bancorp is provided in the following pages.

      The common shares represented by the accompanying proxy will be voted for the election of the nominees for director, unless contrary instructions are indicated on the proxy card. The nominees for director receiving the greatest number of votes will be elected as directors. If the election of directors is by cumulative voting (see page 11), the persons appointed by the accompanying proxy intend to cumulate the votes represented by the proxies they receive and distribute such votes in accordance with their best judgment.

      If one or more of the nominees should at the time of the Annual Meeting be unavailable or unable to serve as a director, the common shares represented by the proxies will be voted to elect the remaining nominees and any substitute nominee or nominees designated by the Board of Directors. The Board of Directors knows of no reason why any of the nominees will be unavailable or unable to serve.

The Board of Directors recommends that the shareholders vote for the election of the nominees as Class I directors.

DIRECTORS AND EXECUTIVE OFFICERS

      The following table sets forth certain information as to each person who is a nominee or who currently serves as a director or executive officer of Consumers Bancorp or Consumers National Bank.

			Positions Held
		Principal Occupation	with Consumers Bancorp
		During	or Consumers National	Served as Director
Name	Age	Past Five Years	Bank	or Officer Since	Term to Expire

Directors and Nominees for Election:

John P. Furey	49	Corporate President of Furey’s Wheel World, Inc., Malvern, Ohio	Director	1995	2001

J.V. Hanna	77	Vice President of Consumers National Bank and Consumers Bancorp, Inc.	Director Vice President	1965	2001

James R. Kiko, Sr.	57	Russ Kiko Assoc., Inc., Paris, Ohio	Director	1997	2001

Walter J. Young	78	Vice President of Consumers National Bank and Consumers Bancorp, Inc.	Director Vice President	1981	2001

			Positions Held
		Principal Occupation	with Consumers Bancorp
		During	or Consumers National	Served as Director
Name	Age	Past Five Years	Bank	or Officer Since	Term to Expire

Mark S. Kelly	51	President of Consumers National Bank and Consumers Bancorp, Inc.	Director President Chief Executive Officer	1984	2002

Laurie L. McClellan	48	Radiologic — Technologist Chairman of Consumers National Bank and Consumers Bancorp, Inc.	Director Chairman	1987	2002

David W. Johnson	41	Corporate President of Summitville Tile, Summitville, Ohio	Director	1997	2002

Thomas M. Kishman	52	Owner of Kishman’s IGA, Minerva, Ohio	Director	1995	2003

Homer R. Unkefer	86	Corporate President of Homer R. Unkefer, Inc. Minerva, Ohio	Director	1965	2003

Non-Director Executive Officer:

Paula J. Meiler	46	Chief Financial Officer and Treasurer, Consumers National Bank Comptroller, The Citizens Banking Company (1981-1999)	Chief Financial Officer Treasurer	1999	N/A

THE BOARD OF DIRECTORS AND
ITS COMMITTEES

      The Board of Directors conducts its business through meetings of the Board and its committees. Consumers Bancorp held 8 Board of Directors meetings in the fiscal year 2001. All directors attended at least 75% of the Consumers Bancorp Board meetings and meetings of committees on which they served. Each member of the Board of Directors of Consumers Bancorp is also a member of the Board of Directors of Consumers National Bank. Consumers National Bank held 14 Board of Directors meetings in the fiscal year 2001.

      Directors are compensated for each meeting of the Consumers National Bank Board of Directors and each committee meeting that they attend. Compensation for attendance at a Consumers National Bank Board of Directors meeting is $800 per meeting. Unless otherwise indicated, the committees are part of the Board of Directors for Consumers National Bank only. Committee meeting attendance fees are $100 for the Asset/Liability, Audit, Loan and Technology & Services Committees and $150 for the Executive Committee. Directors were paid a total of $130,900 for all Board and committee meetings attended during the fiscal year ended June 30, 2001. Directors are given a year-end bonus equal to $2000 plus $100 for each year of service on the Board. A special $1000 bonus is given to directors who have served on the Board for at least 20 years.

      The Audit Committee, which also serves in dual capacity as the Audit Committee of Consumers Bancorp, is comprised of Mr. Furey, Mr. Hanna, Mr. Kishman, Ms. McClellan, and Mr. Young, with Mr. Kishman serving as Chairman. Only Mr. Furey and Mr. Kishman are “independent” as defined by the NASD listing standards. During fiscal year 2001, the Audit Committee met six times. The oversight functions of the Audit Committee are to review all internal and external audit functions, evaluate and recommend appointment of Consumers Bancorp’s independent auditors, and review the adequacy of Consumers Bancorp’s system of internal audit control and processes. The Audit Committee adopted a charter on August 28, 2001, which is attached to this Proxy Statement as Appendix A. The Report of the Audit Committee is on page 10 of this Proxy Statement.

      The Loan Committee is comprised of Mr. Furey, Mr. Hanna, Mr. Kelly, Mr. Kiko, Ms. McClellan, Mr. Unkefer and Mr. Young. The Loan Committee reviews loan requests, including exceptions and loans exceeding an individual loan officer’s authority. Mr. Kelly is the chairperson of the Committee. The Loan Committee met fifty-two times during the fiscal year 2001.

      The Asset/Liability Committee, which also serves in dual capacity as the Asset/Liability Committee of Consumers Bancorp, is comprised of Mr. Furey, Mr. Hanna, Mr. Kelly, Mr. Kishman and Ms. McClellan. The Asset Liability Committee reviews Consumers National Bank’s investment strategy and portfolio. Mr. Hanna is the chairperson of the Asset/Liability Committee. During the fiscal year 2001, the Asset/Liability Committee met eight times.

      The Technology & Services Committee is comprised of various management and support personnel with the following directors as members: Mr. Furey, Mr. Kelly, Mr. Kishman, Ms. McClellan and Mr. Young. The function of the committee is to review products, technical developments, and equipment purchases. Mr. Furey is the chairperson of the committee. During the fiscal year 2001, the Technology & Services Committee met ten times.

      The Executive Committee, which also serves in dual capacity as the Executive Committee of Consumers Bancorp, reviews various executive compensation areas and Board organization issues. This committee is comprised of Mr. Furey, Mr. Hanna, Ms. McClellan, and Mr. Young. Ms. McClellan is the chairperson of the committee. The Executive Committee held eleven meetings during the fiscal year 2001.

PROPOSAL TO AMEND CONSUMERS BANCORP’S AMENDED AND RESTATED ARTICLES
OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED COMMON
SHARES FROM ONE MILLION TO TWO MILLION FIVE HUNDRED THOUSAND

      The Amended and Restated Articles of Incorporation of Consumers Bancorp authorize the issuance of up to one million common shares. The Board of Directors is requesting that shareholders approve an increase in the number of authorized common shares from one million to two million five hundred thousand. The additional common shares that remain authorized but unissued would be available for issuance at such times and for such purposes as the Board of Directors may deem advisable without further action by Consumers Bancorp’s shareholders, except as may be required by the preemptive rights granted to the shareholders in Article Tenth of the Amended and Restated Articles of Incorporation or any applicable laws or regulations. These purposes may include stock dividends, employee benefit programs, business combinations, acquisitions or other corporate purposes as may be deemed advisable by the Board of Directors. The Board of Directors has no current plans to issue any common shares for any such purposes and does not intend to issue any common shares except on terms or for reasons that the Board of Directors would deem to be in the best interests of Consumers Bancorp and its shareholders.

      If the amendment to Consumers Bancorp’s Amended and Restated Articles of Incorporation is approved by the shareholders, a Certificate of Amendment would be filed with the Secretary of State of the State of Ohio by an authorized officer of Consumers Bancorp as soon as possible after the Annual Meeting.

      The authorization of additional common shares would not, by itself, have any effect on your rights as a Consumers Bancorp shareholder. The issuance of common shares for corporate purposes, other than a stock split or stock dividend in pro rata distribution to existing shareholders could have, among other things, a dilutive effect on earnings per share and on the equity and voting power of a shareholder at the time of their issuance if a shareholder does not exercise his or her preemptive rights if such rights are available in a given situation.

      The additional common shares that would become available for issuance if the proposed amendment were adopted could also be used by Consumers Bancorp to delay, defer or prevent a change in control of Consumers Bancorp or other transaction that might involve a premium price for Consumers Bancorp common shares. For example, in the event of a hostile attempt to take over control and, assuming shareholders do not exercise their preemptive rights if such rights are available in a given situation, Consumers Bancorp could issue additional common shares, thereby diluting the voting power of the outstanding common shares and increasing the potential cost to acquire control of Consumers Bancorp. The Board of Directors is not aware of any attempt to take control of Consumers Bancorp and the Board of Directors has not presented the proposal with the intent that it be utilized as an anti-takeover device.

      At a regularly scheduled meeting held on June 13, 2001, the Board of Directors approved the amendment to the Amended and Restated Articles of Incorporation to increase the number of authorized shares from one million to two million five hundred thousand and recommended that the amendment be submitted to the shareholders for approval.

      The affirmative vote of the holders of two-thirds of the outstanding common shares of Consumers Bancorp is necessary for the adoption of the proposed amendment to the Amended and Restated Articles of Incorporation.

      Unless otherwise indicated, the accompanying proxy will be voted for the proposed amendment to the Amended and Restated Articles of Incorporation.

The Board recommends that the shareholders vote for the amendment to the
Amended and Restated Articles of Incorporation to increase the number of authorized common shares.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT

Security Ownership of Certain Beneficial Owners

      Under the rules of the Securities and Exchange Commission, a person is deemed to be the beneficial owner of securities, such as common shares, if such person has or shares voting power or investment power in respect of such securities. Information is provided below about each person known to Consumers Bancorp to be the beneficial owner of more than 5% of its outstanding common shares.

Name and Address of	Amount of	Percent of
Beneficial Owner	Common Shares[1]	Common Shares

Romain F. Fry	139,508	19.46%

1012 E. First Street Minerva, Ohio 44657

J.V. Hanna	48,130	6.71%

208 Lindimore Street Minerva, Ohio 44657

[1]	This column includes shares owned by or jointly with family members or trusts, including 18,278 of Mr. Fry’s shares and 11,986 of Mr. Hanna’s shares.

Security Ownership of Management

      The following table shows the beneficial ownership of Consumers Bancorp common shares as of June 30, 2001 for each nominee, director and executive officer of Consumers Bancorp and for all nominees, directors and executive officers as a group.

	Amount and
	Nature of
	Beneficial
Name of Beneficial Owner[2]	Ownership[1]	Percent of Class

John P. Furey	7,272	1.01%

J.V. Hanna	48,130	6.71%

Mark S. Kelly	6,378	.89%

James R. Kiko, Sr.	946	.13%

Thomas M. Kishman	3,467	.48%

David W. Johnson	4,624	.65%

Laurie L. McClellan	10,462	1.46%

Homer R. Unkefer	11,084	1.55%

Walter J. Young	24,979	3.48%

All directors, nominees and executive officers as a group (10 persons)	117,744	16.38%

1	This column includes shares owned by or with family members or trusts, including 2,240 of Mr. Furey’s shares; 11,986 of Mr. Hanna’s shares; 78 of Mr. Kelly’s shares; 1,467 of Mr. Kishman’s shares; 525 of Ms. McClellan’s shares; 5,542 of Mr. Unkefer’s shares; and 23,395 of Mr. Young’s shares.

2	This table does not include 6,048 shares owned by former director Mr. Schmuck individually or shares held in trust by his family members since Mr. Schmuck passed away on August 22, 2001.

EXECUTIVE COMPENSATION

      The following table shows the cash compensation and certain other compensation paid or accrued by Consumers Bancorp or the Consumers National Bank for the fiscal years ended June 30, 1999, 2000 and 2001 to Mark S. Kelly, President and Chief Executive Officer of Consumers Bancorp and Consumers National Bank. No other executive officer of Consumers Bancorp or Consumers National Bank received compensation for services to Consumers Bancorp or Consumers National Bank during the last three fiscal years in excess of $100,000.

Summary Compensation Table

							Long-Term Compensation

		Annual Compensation				Awards		Payouts

							Securities
					Other	Restricted	Underlying	LTIP	All Other
Name and Principal					Annual	Stock	Options/	Payouts	Compensation
Position	Year	Salary($)		Bonus($)	Comp.($)	Award(s)	SAR(s)($)	($)	($)[2]

Mark S. Kelly	2001	$170,180		$24,250	—	—	—	—	$8,646

President and Chief	2000	164,451	(1)	29,580	$11,300	—	—	—	7,713

Executive Officer	1999	161,232	(1)	13,025	12,400	—	—	—	6,448

1	Total salary includes Mr. Kelly’s car allowance, which was $614 and 642 in 2000 and 1999, respectively.

2	Represents amounts contributed to Mr. Kelly in connection with the Consumers National Bank 401(k) Savings and Retirement Plan & Trust and also includes $521 as a car allowance and $166 in other compensation.

      Under the Consumers National Bank 401(k) Savings and Retirement Plan & Trust (the “401(k) Plan”) as in effect during 2001, the Consumers National Bank’s Board of Directors has the discretion and authority to determine the amount to be contributed to the 401(k) Plan. The 401(k) Plan is administered by Consumers National Bank. Each participant in the 401(k) Plan has credited to his or her benefit account a maximum of 4.0% of his or her annual salary, provided he or she has voluntarily contributed a like amount. The 401(k) Plan states that each participant shall be fully vested in the 401(k) Plan immediately upon contribution. Benefits under the 401(k) Plan cannot be estimated for the participants because the benefits are based upon future earnings of the Consumers National Bank and future compensation of the participants. Part of the funds in the 401(k) Plan are vested in the participants in accordance with the 401(k) Plan. An eligible participant is one who has completed one year of service, works 1,000 hours per year, and has attained the age of 21. At the time of retirement, death, disability or other termination of employment, a participant is eligible to receive a distribution of all vested amounts credited to his or her account in either a single lump sum payment or a series of substantially equal installment payments over a period not longer than the joint life expectancy of the participant and beneficiary. The aggregate total of participant contributions and matching contributions of Consumers National Bank on behalf of Mark S. Kelly for the fiscal year 2001 was $15,554. The trustees of the 401(k) Plan are Mark S. Kelly and Laurie L. McClellan.

      In September 1995, the Board of Directors of Consumers National Bank adopted a Salary Continuation Plan to encourage Consumers National Bank executives to remain employees of Consumers National Bank. The Salary Continuation Plan provides additional retirement and spousal survivorship benefits. The Salary Continuation Plan provides a participant or a surviving spouse upon retirement or death with fifteen years of income payments equal to 70% of the executive’s base pay at the time of termination. The amount of base pay is limited to the lesser of the preceding year’s annual base salary prior to termination or the annual base salary at the inception of the agreement with the executive plus 3.5% annual inflation. Benefits under the Salary Continuation Plan are reduced for primary social security benefits, other Consumers National Bank benefit programs, and the maximum annuitized benefits from Consumers National Bank contributions made under the 401(k) Plan, which assumes that the executive had been contributing an amount sufficient to maximize the Consumers National Bank’s matching provisions of the 401(k) Plan. Vesting in the Salary Continuation Plan commences at age 50 and is prorated until age 65. However, vesting is 100% upon the death of the executive, assuming that he or she was insurable. Otherwise, benefits cease at death. The benefit amount is determined using an 8.5% discount factor, compounded monthly. For the year ended June 30, 2001, approximately $110,000 has been charged to expense in connection with the Salary Continuation Plan.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Based solely upon a review of Forms 3, 4 and 5 furnished to Consumers Bancorp during the fiscal year ended June 30, 2001, no director, officer, beneficial owner of more than ten percent of its outstanding common shares, or any other person subject to Section 16 of the Exchange Act, failed to file on a timely basis during the fiscal year ended June 30, 2001, with the exception of three Forms 4 that were filed late by Ms. Meiler (two late filings) and Mr. Furey (one late filing).

CERTAIN TRANSACTIONS AND RELATIONSHIPS

      Directors and executive officers of Consumers Bancorp and Consumers National Bank and their associates were customers of, or had transactions with, Consumers Bancorp or Consumers National Bank in the ordinary course of business during fiscal year ended June 30, 2001. Continued transactions with these persons may be expected to take place in the future. In the ordinary course of business, loans are made to officers and directors on substantially the same terms as those prevailing at the same time for comparable transactions with unrelated third parties. Such loans do not, and will not, involve more than the normal risk of collectability or present other unfavorable features.

      Mr. Kiko, a director, is a real estate auctioneer and, in the ordinary course of business, Consumers Bancorp and Consumers National Bank have retained the services of Mr. Kiko in the past to liquidate property and may continue to retain him in the future.

INDEPENDENT PUBLIC ACCOUNTANTS

      Based on recommendation of the Audit Committee, the Board of Directors has engaged the accounting firm of Crowe Chizek & Company LLP to serve as independent certified public accountants for Consumers Bancorp for the fiscal year ending June 30, 2001. Crowe Chizek & Company LLP has served as independent public accountants for Consumers Bancorp since 1999. One or more representatives of Crowe Chizek & Company LLP are expected to be present at the meeting and will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

AUDIT COMMITTEE REPORT

      Consumers Bancorp’s Audit Committee has reviewed and discussed with management the audited financial statements for the fiscal year ended June 30, 2001. In addition, the Audit Committee has discussed with Crowe Chizek & Company LLP, the independent accounting firm for Consumers Bancorp, the matters required by Statements on Auditing Standards No. 61, Communications with Audit Committees.

      The Audit Committee has also received written disclosures from Crowe Chizek & Company LLP required by Independence Standards Board Standard No. 1, and have discussed with Crowe Chizek & Company LLP its independence from Consumers Bancorp.

      Based on the foregoing discussions and reviews, the Audit Committee has recommended to Consumers Bancorp’s Board of Directors that the audited financial statements be included in Consumers Bancorp’s Annual Report on Form 10-KSB for the fiscal year ended June 30, 2001 for filing with the Securities and Exchange Commission.

Mr. Kishman Mr. Hanna Mr. Furey Ms. McClellan Mr. Young

Audit Fees

      Crowe Chizek & Company LLP billed Consumers Bancorp aggregate fees of $21,000 for the audit of Consumers Bancorp’s annual financial statements and for reviews of the financial statements included in Consumers Bancorp’s Forms 10-QSB, all for the fiscal year ended June 30, 2001.

Financial Information Systems Design and Implementation Fees

      For the fiscal year ended June 30, 2001, Crowe Chizek & Company LLP did not provide financial information systems design and implementation services to Consumers Bancorp.

All Other Fees

      For the fiscal year ended June 30, 2001, Crowe Chizek & Company LLP billed $60,825 in fees for all services other than those described above. The Audit Committee has considered whether the provision of these other services is compatible with maintaining Crowe Chizek & Company LLP’s independence.

2002 SHAREHOLDER PROPOSALS

      Any shareholder who intends to present a proposal at the 2002 Annual Meeting of Shareholders and who wishes to have the proposal included in Consumers Bancorp’s proxy statement and form of proxy for that meeting must deliver the proposal to Consumers Bancorp at its executive offices, 614 East Lincoln Way, Minerva, OH 44657, not later than May 21, 2002.

      Shareholders desiring to nominate a candidate for election as a director at the 2002 Annual Meeting of Shareholders other than for including in Consumers Bancorp’s proxy statement and form of proxy must deliver written notice to the Secretary of Consumers Bancorp, at its executive offices, 614 East Lincoln Way, Minerva, Ohio 44657, not later than September 2, 2002 or such nomination will be untimely. Consumers Bancorp reserves the right to exercise discretionary voting authority on the nomination if a shareholder has failed to submit the nomination by September 2, 2002.

      Any shareholder who intends to present a proposal, other than as set forth above, at the 2002 Annual Meeting of Shareholders other than for inclusion in Consumers Bancorp’s proxy statement and form of proxy must deliver the proposal to Consumers Bancorp at its executive offices, 614 East Lincoln Way, Minerva, OH 44657, not later than August 3, 2002 or such proposal will be untimely. Consumers Bancorp reserves the right to exercise discretionary voting authority on the proposal if a shareholder has failed to submit the proposal by August 3, 2002.

ANNUAL REPORT

      A copy of Consumers Bancorp’s Annual Report to Shareholders for the fiscal year ended June 30, 2001 is being mailed to each shareholder with this Proxy Statement.

      Upon written request of any shareholder of record of Consumers Bancorp, Consumers Bancorp will provide, without charge, a copy of its Annual Report on Form 10-KSB, including the financial statements and schedules thereto, as filed with the Securities and Exchange Commission, for the fiscal year ended June 30, 2001. All requests must be in writing and directed to Mrs. Theresa Linder, Secretary, Consumers Bancorp, P.O. Box 256, Minerva, Ohio 44657.

OTHER BUSINESS

      The Board of Directors is not aware of any business to be addressed at the meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the meeting, it is intended that the common shares represented by proxies will be voted with respect thereto in accordance with the judgment of the person or persons voting the proxies.

MISCELLANEOUS

      Under the General Corporation Law of Ohio, if a shareholder desires cumulative voting for election of the directors, then the shareholder must provide written notice to the President, Vice President or the Secretary of Consumers Bancorp not less than 48 hours before the time fixed for holding the Annual Meeting. Upon announcement of this notice at the Annual Meeting, each shareholder will have cumulative voting rights. Cumulative voting means that each shareholder may cast as many votes in the election of directors as the number of directors to be elected multiplied by the number of shares held. The votes may be cast for one nominee or distributed among as many nominees as the shareholder desires.

      At this time it is not known whether there will be cumulative voting for the election of directors at the meeting. If the election of directors is by cumulative voting, the persons appointed by the accompanying proxy intend to cumulate the votes represented by the proxies they receive and distribute such votes in accordance with their best judgment.

BY ORDER OF THE BOARD OF DIRECTORS

Laurie L. McClellan, Chairman	Mark S. Kelly, President and Chief Executive Officer

September 17, 2001

APPENDIX A

CONSUMERS BANCORP, INC.

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

CHARTER

I. PURPOSE

The primary function of the Audit Committee of Consumers Bancorp, Inc. (the “Corporation”) is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the reliability and integrity of the accounting policies and financial reporting and disclosure practices of the Company; management’s establishment and maintaining of processes to assure that an adequate system of internal control is functioning within the Company; and compliance with applicable laws, regulations, and Company policies. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Corporation’s policies, procedures and practices at all levels. The Audit Committee’s primary duties and responsibilities are to:

•	Serve as an independent and objective party to monitor the Corporation’s financial reporting process and internal control system.

•	Review and appraise the audit efforts of the Corporation’s independent accountants and internal auditing function.

•	Provide an open avenue of communication among the independent accountants, financial and senior management, the internal auditing function, and the Board of Directors.

The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

II. COMPOSITION

The Committee shall be comprised of three or more directors, as determined by the Board, a majority of whom shall be free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. All members of the Audit Committee shall have a working familiarity with basic finance and accounting practices, and at least one independent member of the Audit Committee shall have accounting or related financial management expertise. Audit Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant.

The members of the Audit Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless an independent Chair is elected by the full Board, the members of the Audit Committee may designate an independent Chair by majority vote of the full Audit Committee membership.

III. MEETINGS

The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Audit Committee should meet at least annually with management, the coordinator of the internal auditing function and the independent accountants in separate executive sessions to discuss any matters that the Audit Committee or each of these groups believe should be discussed privately. In addition, the Audit Committee or at least its Chair should communicate with the independent accountants and management quarterly to review the Corporation’s financial statements consistent with IV.4 below.

IV. RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Audit Committee shall:

Documents/Reports Review

      1. Review and update this Charter periodically (but at least annually) as conditions dictate.

      2. Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that each is satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Based on this review, prepare the Audit Committee Report, for inclusion in the Corporation’s annual proxy statement. The Audit Committee Report shall state whether the Audit Committee:

•	has reviewed and discussed the audited consolidated financial statements with management;

•	has discussed with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61, as amended;

•	has received the written disclosures and statement from the independent auditor required by Independence Standards Board Standard 1, as amended, and has discussed with the auditor the independence of the auditor;

•	has considered whether the non-audit services provided by the independent auditor are compatible with maintaining its independence; and

•	has recommended to the Board of Directors that the Corporation’s consolidated financial statements be included in the Annual Report on Form 10-K or 10-KSB for the latest fiscal year for filing with the SEC.

      3. Review the regular internal reports to management prepared by the internal auditing function and management’s responses.

      4. Cause the independent auditor to conduct an interim financial review in accordance with Statement on Auditing Standards No. 71 prior to the Company’s filing of its form 10-Q or 10-QSB. Ensure that the auditor discusses matters described in AU section 380, Communications with the Audit Committee, with the Company’s Audit Committee Chairman, the Internal Audit Director, and management. Such discussion should include matters relating to significant adjustments, management judgments and accounting estimates, significant new accounting policies and disagreements with management.

Independent Accountants

      5. Recommend to the Board of Directors the selection of the independent accountants, considering independence and effectiveness and approve the fees and other compensation to be paid to the independent accountants. On an annual basis, the Audit Committee should review and discuss with the accountants all significant relationships the accountants have with the Corporation to determine the accountants’ independence.

      6. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

Financial Reporting Processes

      7. In consultation with the independent accountants and the internal auditors, review the integrity of the Corporation’s financial reporting processes, both internal and external.

      8. Consider the independent accountants’ judgments about the quality and appropriateness of the Corporation’s accounting principles as applied in its financial reporting.

      9. Consider, if appropriate, any major changes to the Corporation’s auditing and accounting principles and practices as suggested by the independent accountants, management, or the internal accounting department.

Internal Audit Function

      10. Review annually the internal audit function (whether it is accomplished with internal resources, is outsourced or is a combined effort), including the independence and competence of the provider, the proposed plans of audit, and the coordination of such plans with the independent auditor and the Corporation’s management.

      11. Receive a regular summary of the status of any unresolved findings and recommendations from previously completed internal audits and a progress report on the approved internal audit plan, with explanations for any deviations from the original plan.

Other Responsibilities

      12. Provide sufficient opportunity for the internal audit department and the independent auditor to meet with the members of the Committee without members of management present.

      13. Review with the independent auditor, the internal audit function, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Corporation, any recommendations for the improvement of such internal controls or particular areas where new or additional controls or procedures are desirable.

      14. Discuss with the Board of Directors significant matters from each Committee meeting.

      15. Investigate or authorize an investigation of any matter brought to the Committee’s attention within the scope of its duties, with the power to retain independent accountants, legal counsel, or others for this purpose.

      16. Review and reassess the adequacy of this Committee’s charter on an annual basis and recommend proposed changes to the Board of Directors for approval.

      17. Review such other matters in relation to the financial affairs of the Corporation and its internal and external audits, as the Board of Directors or the Committee considers appropriate.

CONSUMERS BANCORP, INC.
614 East Lincoln Way
P.O. Box 256
Minerva, Ohio 44657

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

October 17, 2001

This Proxy is solicited on behalf of the Board of Directors.

      The undersigned shareholder of Consumers Bancorp, Inc., 614 East Lincoln Way, Minerva, Ohio, hereby appoints Theresa Linder, Paula Meiler and Dave Ingley, or any one of them (each with full power to act alone), as attorneys and proxies for the undersigned, with full power of substitution, to vote all common shares of Consumers Bancorp, Inc. that the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on Wednesday, October 17, 2001 at 9:00 a.m., or at any and all adjournments thereof, with all the powers the undersigned would possess if personally present, such proxies being directed to vote as specified below:

      Unless otherwise indicated, the proxies will vote FOR Proposals 1 and 2.

Proposal 1:	To elect the following nominees to the Board of Directors for three year terms expiring in 2004:

John P. Furey J.V. Hanna James R. Kiko, Sr. Walter J. Young

FOR the election of all nominees

FOR, EXCEPT WITHHOLD AUTHORITY to vote for the following nominees: ________________________________________________

WITHHOLD AUTHORITY for all nominees

Proposal 2:	Amendment to the Amended and Restated Articles of Incorporation to increase the number of authorized common shares from one million to two million five hundred thousand.

For	Against	Abstain

Other Business:

      In their discretion, the proxies are authorized to vote upon such other business that may properly come before the meeting or any and all adjournments thereof.

Date:	, 2001

Signature

Signature, if jointly held

Print your name(s) here

      Note:   The signature(s) on this proxy should correspond with the name(s) in which your shares are registered. When shares are registered jointly in the names of two or more persons, all should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such. A proxy given by a corporation should be signed in the corporate name by the Chairman of its Board of Directors, its President, Vice President, Secretary or Treasurer.

Please mark, sign, date and return this proxy card promptly using the enclosed envelope.